          -----------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                EMERGING MARKETS
                                 DEBT FUND, INC.
          -----------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                        EMERGING MARKETS DEBT FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
---------

For the six months ended June 30, 2000, the Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 7.21% compared to 6.95% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index") and 8.10% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from the Fund's commencement of operations on July 23, 1993 through June 30, 2000, the Fund's total return, based on net asset value per share, was 130.24% compared to 117.79% for the Index and 123.96% for the J.P. Morgan Emerging Markets Bond Plus Index. On March 31, 2000, the Fund changed its index for performance comparison purposes to the J.P. Morgan Emerging Markets Bond Global Index as it has more comprehensive coverage of geographic regions and types of securities in which the Fund may invest. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $7 1/16, representing a 16.4% discount to the Fund's net asset value per share.

The performance of emerging markets debt experienced wide shifts during the first half of 2000. The first quarter of 2000 was very positive with a return in the Index of 6.57%. This good performance was impressive considering the volatility in equity markets, surging swap spreads, and a deterioration in all other fixed income credit spreads. There were many positive events in the first quarter of 2000 including improving credit ratings as Mexico, Russia, South Africa, Hungary, and Tunisia were all upgraded. Furthermore, global growth was better than expected and we continued to have a very supportive commodity price environment.

In April and May of 2000, the environment changed and the returns, as measured by the Index, were -4.11%. The increase in rates by the Federal Reserve, a sell-off in the U.S. equity markets, and the general consensus that emerging markets debt prices had risen too much in comparison to U.S. high yield and other spread products, all caused the asset class to perform poorly during these two months. Fortunately, the market had a big rebound in June 2000 as investors began feeling that the Federal Reserve may be near the end of their rate-hike cycle. The Index rose 4.66% in June 2000, increasing the return for the six months to +6.95%, far outpacing all other fixed income asset classes. In comparison, the Fund had a return of +7.21% for the six months ended June 30, 2000. Bolstering Fund returns were overweight positions in Russia, Mexico, Brazil, and Bulgaria at the right times during the second quarter of 2000. Also helping our results was an overall defensive portfolio strategy that we established in late March 2000. Finally, underweight positions in Argentina and Korea, and a zero-weighting in Nigeria helped performance as these countries performed worse than the Index. Detracting from the Fund's return were overweight positions in Colombia, the Philippines, and our emerging markets corporate positions.

In the near term, the outlook for emerging markets debt will likely be influenced by three important considerations. The first consideration is the continued favorable sentiment generated by the successful Mexican elections. As the spreads on Mexican bonds tighten, asset prices of a number of higher rated countries (e.g., Peru, Philippines, and Panama) should benefit also. The second influence will be that of new supply. Continued external market stability will most certainly prompt even more issuance by Argentina and Brazil, as well as other sovereigns. Finally, our market will remain hostage to global financial market developments. Insofar as the three influences are offsetting and thus rendering no clear direction, the team is currently staying with a neutral stance hoping to, in the interim, out-perform the Index. Longer term, we are very positive on emerging markets debt due to good global economic growth, improving fiscal policies by many of these countries, and the continued advancement of structural reform agendas. We will become more aggressive when more favorable market conditions exist.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

July 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                       TOTAL RETURN (%)
                             -------------------------------------------------------------------------------------------
                               MARKET VALUE(1)    NET ASSET VALUE(2)   JPM EMB GLOBAL INDEX(3)    JPM EMB PLUS INDEX(4)
                             ------------------  --------------------  -----------------------  ------------------------
                                        AVERAGE              AVERAGE                 AVERAGE                   AVERAGE
                             CUMULATIVE  ANNUAL  CUMULATIVE   ANNUAL   CUMULATIVE     ANNUAL    CUMULATIVE      ANNUAL
                             ---------- -------  ---------- ---------  ----------    -------    ----------    ----------
           YEAR TO DATE        10.13%      --        7.21%      --         6.95%         --         8.10%         --
           ONE YEAR             0.06     0.06%      27.99    27.99%       20.74       20.74%       23.16       23.16%
           FIVE YEAR           83.71    12.93      107.66    15.74       107.11       15.67       112.84       16.31
           SINCE INCEPTION*    92.72     9.91      130.24    12.76       117.79       11.87       123.96       12.33

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                   YEAR ENDED DECEMBER 31,                        SIX MONTHS
                                                                                                                    ENDED
                                                                                                                   JUNE 30,
                                               1993*     1994      1995      1996     1997      1998      1999       2000
                                               ----      ----      ----      ----     ----      ----      ----    ----------
Net Asset Value Per Share ..................  $18.96    $12.23    $12.40    $17.31   $15.21     $7.01     $8.36      $8.45
Market Value Per Share .....................  $18.13    $11.38    $12.50    $15.13   $15.38     $7.19     $6.81      $7.06
Premium/(Discount) .........................    -4.4%     -7.0%      0.8%    -12.6%     1.1%      2.6%    -18.5%     -16.4%
Income Dividends ...........................   $0.16     $1.49     $1.72     $1.08    $1.27     $1.41     $1.01      $0.45
Capital Gains Distributions ................      --     $0.41        --        --    $3.44     $2.94        --         --
Fund Total Return (2) ......................   35.96%   -25.95%    26.85%+   50.98%   21.71%   -33.00%    36.58%      7.21%
JPM EMB Global Index Total Return (3) ......   18.67%   -18.35%    26.38%    35.23%   11.95%   -11.54%    24.18%      6.95%
JPM EMB Plus Index Total Return (4) ........   18.67%   -18.93%    26.77%    39.31%   13.02%   -14.35%    25.97%      8.10%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) On March 31, 2000, the Fund began using this index for performance comparison purposes as it has more comprehensive coverage of the geographic regions and types of securities in which the Fund may invest. The J.P. Morgan Emerging Markets Bond Global Index (the "JPM EMB Global Index") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The JPM EMB Global Index includes coverage of 27 emerging market countries. Because JPM EMB Global Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
(4) The J.P. Morgan Emerging Markets Bond Plus Index (the "JPM EMB Plus Index") is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela. Because the JPM EMB Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
  * The Fund commenced operations on July 23, 1993.
  + This return does not include the effect of the rights issued in connection with the rights offering.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Short-Term Investments      (5.4%)
Debt Securities            (94.6%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Other                       (8.0%)
Venezuela                   (2.4%)
Peru                        (3.2%)
Bulgaria                    (3.2%)
Turkey                      (3.7%)
Colombia                    (5.2%)
Philippines                 (6.0%)
Russia                     (10.9%)
Brazil                     (21.4%)
Argentina                  (20.3%)
Mexico                     (15.7%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                                          PERCENT OF
                                                                            TOTAL
                                                                         INVESTMENTS
                                                                         -----------
 1.  United Mexican States Discount Bonds 12/31/19 (Mexico)                   8.9%
 2.  Republic of Argentina 11.75%, 6/15/15 (Argentina)                        8.3
 3.  Russia Principal Note, PIK 7.938%, 12/15/20 (Russia)                     7.2
 4.  Federative Republic of Brazil Global Bond 14.50%, 10/15/09 (Brazil)      5.4
 5.  Republic of Philippines 10.625%, 3/16/25 (Philippines)                   4.7
 6.  Republic of Colombia 11.75%, 2/25/20 (Colombia)                          4.3
 7.  Federative Republic of Brazil Bond 12.25%, 3/06/30 (Brazil)              4.2
 8.  Republic of Argentina 11.75%, 4/07/09 (Argentina)                        4.0
 9.  Russian Federation (Registered) 12.75%, 6/24/28                          3.4
10.  Republic of Argentina 'L' 7.375%, 3/31/05 (Argentina)                    3.1
                                                                             ----
                                                                             53.5%
                                                                             ====

*    Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
JUNE 30, 2000

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (94.6%)
--------------------------------------------------------------------------------
ALGERIA (2.1%)
SOVEREIGN (2.1%)
Republic of Algeria, Tranche 1
Zero Coupon, 3/31/10                               U.S.$   1,400  U.S.$   1,153
Republic of Algeria, Tranche 3
Zero Coupon, 3/31/10                                       4,800          3,732
                                                                  -------------
                                                                          4,885
                                                                  -------------
--------------------------------------------------------------------------------
ARGENTINA (16.5%)
CORPORATE (1.2%)
(b)Cablevision SA
13.75%, 5/1/09                                               500            456
(b)CIA International Telecom
10.375%, 8/1/04                                    ARP     2,620          2,301
                                                                  -------------
                                                                          2,757
                                                                  -------------
SOVEREIGN (15.3%)
(e)Republic of Argentina
11.75%, 4/7/09                                     U.S.$   9,910          9,233
11.75%, 6/15/15                                           20,934         19,050
(c,e)Republic of Argentina 'L'
7.375%, 3/31/05                                            7,840          7,158
                                                                  -------------
                                                                         35,441
                                                                  -------------
                                                                         38,198
                                                                  --------------
--------------------------------------------------------------------------------
BRAZIL (21.4%)
CORPORATE (1.1%)
(c)Banco Nacional de Desenvolvi
12.554%, 6/16/08                                           2,700          2,538
                                                                  -------------
SOVEREIGN (20.3%)
Federal Republic of Brazil
12.25%, 3/6/30                                            10,500          9,607
Federal Republic of Brazil
'C' Bond 'L'
8.00%, 4/15/14                                             1,970          1,430
(c)Federal Republic of Brazil
Discount Bond
7.375%, 4/15/24                                            5,200          4,114
(d)Federal Republic of Brazil
'Z-L' Bond
6.00%, 4/15/24                                             1,500            981
(c)Federative Republic of Brazil
Bond 'EI' (Registered)
7.375%, 4/15/06                                            3,302          3,011
(c)Federative Republic of Brazil
Bond 'EI-L'
7.375%, 4/15/06                                            2,883          2,629
(c)Federative Republic of Brazil
Bond 'NMB'
7.438%, 4/15/09                                              910            762
(e)Federative Republic of Brazil
Bond PIK 'C'
8.00%, 4/15/14                                             7,741          5,617
(c)Federative Republic of Brazil
Debt Conversion Bond 'L'
7.438%, 4/15/12                                            5,260          3,878
(c)Federative Republic of Brazil
Debt Conversion Bond 'L'
(Registered)
7.438%, 4/15/12                                            2,290          1,688
(e)Federative Republic of Brazil
Global Bond
14.50%, 10/15/09                                          11,667         12,358
(c)Federative Republic of Brazil
New Money Bond 'L'
7.438%, 4/15/09                                              790            662
                                                                  -------------
                                                                         46,737
                                                                  -------------
                                                                         49,275
                                                                  -------------
--------------------------------------------------------------------------------
BULGARIA (3.2%)
SOVEREIGN (3.2%)
(c)Republic of Bulgaria Discount
Bond 'A' Euro
7.063%, 7/28/24                                            4,550          3,606
(c,e)Republic of Bulgaria Past
Due Interest Bond
7.063%, 7/28/11                                            4,800          3,810
                                                                  -------------
                                                                          7,416
                                                                  -------------
--------------------------------------------------------------------------------
COLOMBIA (5.2%)
CORPORATE (0.3%)
(b,d)Occidente y Caribe 'B'
14.00%, 3/15/04                                            1,050            745
                                                                  -------------
SOVEREIGN (4.9%)
Republic of Colombia
(e)9.75%, 4/23/09                                          1,700          1,339
11.75%, 2/25/20                                           11,950          9,829
                                                                  -------------
                                                                         11,168
                                                                  -------------
                                                                         11,913
                                                                  -------------
--------------------------------------------------------------------------------
ECUADOR (0.7%)
SOVEREIGN (0.7%)
(c,f)Republic of Ecuador
Discount Bond
6.75%, 2/28/25                                             4,020          1,598
                                                                  -------------
--------------------------------------------------------------------------------
INDIA (0.2%)
CORPORATE (0.2%)
(g)Surashtra Cement and
Chemical Ltd.
19.00%, 6/26/00                                    INR    30,000            411
                                                                  -------------
--------------------------------------------------------------------------------
INDONESIA (1.8%)
CORPORATE (1.8%)
Indah Kiat International
Finance 'B'
11.875%, 6/15/02                                   U.S.$     900            729
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
INDONESIA (CONTINUED)
CORPORATE (CONTINUED)
Tjiwi Kimia International
Global Bond
13.25%, 8/1/01                                     U.S.$   3,800  U.S.$   3,344
                                                                  -------------
                                                                          4,073
                                                                  -------------
--------------------------------------------------------------------------------
IVORY COAST (0.2%)
SOVEREIGN (0.2%)
(d)Republic of Ivory Coast Front
Load Interest Reduction Bond
2.00%, 3/29/18                                             3,100            496
                                                                  -------------
--------------------------------------------------------------------------------
JORDAN (0.4%)
SOVEREIGN (0.4%)
(b,c)Jordan Discount Bond
7.75%, 12/23/23                                            1,061            822
                                                                  -------------
--------------------------------------------------------------------------------
MEXICO (15.7%)
CORPORATE (3.9%)
(b)Grupo Elektra SA
12.00%, 4/1/08                                               900            819
(b)Grupo Iusacell SA de CV
14.25%, 12/1/06                                            1,300          1,359
Petroleos Mexicanos
9.50%, 9/15/27                                             2,900          2,940
(b)Sanluis Corp. SA
8.875%, 3/18/08                                            2,400          2,196
(b)TV Azteca 'B'
10.50%, 2/15/07                                            1,900          1,700
                                                                  -------------
                                                                          9,014
                                                                  -------------
SOVEREIGN (11.8%)
(b,c)United Mexican States
7.50%, 3/8/10                                      EUR     1,650          1,519
(c)United Mexican States
Discount Bond 'A'
7.313%, 12/31/19                                   U.S.$   7,600          7,467
(c)United Mexican States
Discount Bond 'B'
7.603%, 12/31/19                                          13,350         13,116
United Mexican States Par
Bond 'W-B'
6.25%, 12/31/19                                            6,200          5,154
                                                                  -------------
                                                                         27,256
                                                                  -------------
                                                                         36,270
                                                                  -------------
--------------------------------------------------------------------------------
MOROCCO (1.3%)
SOVEREIGN (1.3%)
(c)Morocco R&C 'A'
7.75%, 1/1/09                                              3,293          2,964
                                                                  -------------
--------------------------------------------------------------------------------
PANAMA (0.3%)
SOVEREIGN (0.3%)
(c)Republic of Panama Past
Due Interest Bond PIK
7.063%, 7/17/16                                    U.S.$     940            777
                                                                  -------------
--------------------------------------------------------------------------------
PERU (3.2%)
SOVEREIGN (3.2%)
(d)Peru Past Due Interest Bond
4.50%, 3/7/17                                              2,520          1,690
(b,d)Republic of Peru Front Loaded
Interest Reduction Bond
3.75%, 3/7/17                                              9,398          5,709
                                                                  -------------
                                                                          7,399
                                                                  -------------
--------------------------------------------------------------------------------
PHILIPPINES (6.0%)
CORPORATE (0.6%)
(b)Bayan Telecommunications, Inc.
13.50%, 7/15/06                                            2,400          1,404
                                                                  -------------
SOVEREIGN (5.4%)
Republic of Philippines
9.875%, 1/15/19                                            2,100          1,722
10.625%, 3/16/25                                          12,550         10,772
                                                                  -------------
                                                                         12,494
                                                                  -------------
                                                                         13,898
                                                                  -------------
--------------------------------------------------------------------------------
POLAND (1.0%)
CORPORATE (1.0%)
(b)Netia Holdings II BV
13.125%, 6/15/09                                           1,500          1,410
(b)PTC International Finance II SA
11.25%, 12/1/09                                            1,000          1,015
                                                                  -------------
                                                                          2,425
                                                                  -------------
--------------------------------------------------------------------------------
RUSSIA (10.9%)
SOVEREIGN (10.9%)
(c)Russia Interest Arrears Notes
7.938%, 12/15/15                                           1,950            605
(c)Russia Principal Note, PIK
7.938%, 12/15/20                                          54,146         16,650
Russian Federation (Registered)
12.75%, 6/24/28                                            9,000          7,819
                                                                  -------------
                                                                         25,074
                                                                  -------------
--------------------------------------------------------------------------------
TURKEY (2.1%)
CORPORATE (0.9%)
(b)Cellco Finance NV
15.00%, 8/1/05                                             1,910          2,053
                                                                  -------------
SOVEREIGN (1.2%)
Turkey Linked Structured Note
8/7/00                                                     2,700          2,815
                                                                  -------------
                                                                          4,868
                                                                  -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
VENEZUELA (2.4%)
SOVEREIGN (2.4%)
Republic of Venezuela
6.75%, 3/31/20                                     U.S.$   2,100  U.S.$   1,470
(c)Republic of Venezuela Debt
Conversion Bond 'DL'
7.00%, 12/18/07                                            1,429          1,161
Republic of Venezuela Global Bond
9.25%, 9/15/27                                             4,400          2,900
                                                                  -------------
                                                                          5,531
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
(Cost U.S.$212,947)                                                     218,293
                                                                  -------------
--------------------------------------------------------------------------------

                                                          NO. OF
                                                        WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
COLOMBIA (0.0%)
(a,b)Occidente y Caribe,
expiring 3/15/04
(Cost U.S.$27)                                            41,200             15
                                                                  -------------
--------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT
                                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.4%)
--------------------------------------------------------------------------------
ARGENTINA (3.8%)
COMMERCIAL PAPER
Republic of Argentina 5.00%,
07/08/00                                     U.S.$         9,000          8,807
                                                                  -------------
--------------------------------------------------------------------------------
TURKEY (1.6%)
BILLS
Turkey Treasury Bill
08/23/00                                     TRL   2,525,000,000          3,598
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(Cost U.S.$13,043)                                                       12,405
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
(Cost U.S.$226,017)                                                     230,713
                                                                  -------------
--------------------------------------------------------------------------------

                                                          AMOUNT         AMOUNT
                                                           (000)          (000)
--------------------------------------------------------------------------------
OTHER ASSETS
Receivable for Investments
Sold                                               U.S.$  23,163
Due from Broker                                            8,312
Interest Receivable                                        5,079
Other                                                         28  U.S.$  36,582
                                                   -------------  -------------
--------------------------------------------------------------------------------
LIABILITIES
Securities Sold Short, at Value
(Proceeds U.S.$ 7,934)                                    (8,077)
Deferred Country Taxes                                       (49)
Payable For:
Reverse Repurchase Agreements                            (34,355)
Investments Purchased                                    (31,525)
Dividends Declared                                        (4,630)
Bank Overdraft                                            (1,800)
Investment Advisory Fees                                    (155)
Directors' Fees and Expenses                                 (77)
Shareholder Reporting Expenses                               (52)
Professional Fees                                            (51)
Administrative Fees                                          (40)
Custodian Fees                                               (29)
Net Unrealized Loss on Foreign
Currency Exchange Contracts                                   (8)
Other Liabilities                                           (149)       (80,997)
                                                   -------------  -------------
--------------------------------------------------------------------------------
NET ASSETS
Applicable to 22,046,681, issued and
outstanding U.S.$ 0.01 par value shares
(100,000,000 shares authorized)                                   U.S.$ 186,298
                                                                  =============
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$    8.45
                                                                  =============
--------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Common Stock                                                      U.S.$     220
Capital Surplus                                                         279,105
Undistributed Net Investment Income                                       1,907
Accumulated Net Realized Loss                                           (99,430)
Unrealized Appreciation on Investments and
Foreign Currency Translations (net of
accrued foreign taxes of U.S.$49 on
unrealized appreciation)                                                  4,496
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$ 186,298
                                                                  =============
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
(a) -- Non-income producing.
(b) -- 144A Security -- Certain conditions for public sale may exist
(c) -- Variable/floating rate security -- rate disclosed is as of June 30, 2000.
(d) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2000. Maturity date disclosed is ultimate maturity.
(e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 2000. See note A-4 to financial statements.
(f) -- Security is in default.
(g) -- Security valued at fair value -- see note A-1 to financial statements. PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
--------------------------------------------------------------------------------
JUNE 30, 2000 EXCHANGE RATES:
--------------------------------------------------------------------------------

ARP    Argentine Peso                                          0.999= U.S.$1.00
INR    Indian Rupee                                           44.650= U.S.$1.00
EUR    Euro                                                    1.048= U.S.$1.00
TRL    Turkish Lira                                          620,445= U.S.$1.00
--------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 2000, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                  IN                        NET
     TO                                  EXCHANGE                  UNREALIZED
   DELIVER       VALUE     SETTLEMENT      FOR         VALUE      GAIN (LOSS)
    (000)        (000)        DATE        (000)        (000)         (000)
-----------   -----------  ----------  -----------  -----------   -----------
EUR   1,296   U.S.$ 1,236   07/05/00   U.S.$ 1,227  U.S.$ 1,227   U.S.$    (9)
EUR   2,522         2,406   07/05/00   U.S.$ 2,352        2,352           (54)
U.S.$ 2,348         2,348   07/05/00   EUR   2,522        2,406            58
U.S.$ 1,171         1,171   07/05/00   EUR   1,225        1,168            (3)
EUR   1,222         1,168   08/07/00   U.S.$ 1,168        1,168            --
              -----------                           -----------   -----------
              U.S.$ 8,329                           U.S.$ 8,321   U.S.$    (8)
              ===========                           ===========   ===========
--------------------------------------------------------------------------------

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT
ARGENTINA BOND
Republic of Argentina
Global Bond
11.375%, 01/30/17
(Total Proceeds U.S.$7,934)                        U.S.$   9,000  U.S.$   8,077
                                                                  -------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                       SIX MONTHS ENDED
                                                                                                         JUNE 30, 2000
                                                                                                          (UNAUDITED)
STATEMENT OF OPERATIONS                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest ......................................................................................        U.S.$     14,241
Dividends .....................................................................................                     455
Less: Foreign Taxes Withheld ..................................................................                      (9)
---------------------------------------------------------------------------------------------------------------------------
Total Income ..................................................................................                  14,687
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees ......................................................................                     938
Interest Expense on Borrowings ................................................................                     913
Country Tax Expense ...........................................................................                     373
Administrative Fees ...........................................................................                     114
Shareholder Reporting Expenses ................................................................                      79
Professional Fees .............................................................................                      64
Custodian Fees ................................................................................                      51
Transfer Agent Fees ...........................................................................                      19
Directors' Fees and Expenses ..................................................................                      17
Other Expenses ................................................................................                      23
---------------------------------------------------------------------------------------------------------------------------
Total Expenses ................................................................................                   2,591
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income .........................................................................                  12,096
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ....................................................................                  17,076
Foreign Currency Transactions .................................................................                  (2,525)
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain .............................................................................                  14,551
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ...................................................................                 (14,777)
Appreciation on Foreign Currency Translations .................................................                      79
---------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation ................................................                 (14,698)
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation ..........................                    (147)
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................................        U.S.$     11,949
===========================================================================================================================

                                                                                     SIX MONTHS
                                                                                        ENDED
                                                                                    JUNE 30, 2000          YEAR ENDED
                                                                                     (UNAUDITED)       DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment Income .........................................................     U.S.$   12,096     U.S.$     23,978
Net Realized Gain (Loss) ......................................................             14,551                 (930)
Change in Unrealized Appreciation/Depreciation ................................            (14,698)              28,818
---------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ..........................             11,949               51,866
---------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income .........................................................             (9,920)             (21,876)
In Excess of Net Investment Income ............................................                 --                 (269)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions ...........................................................             (9,920)             (22,145)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Reinvestment of Distributions (0 and 195,910 shares, respectively) ............                 --                1,464
---------------------------------------------------------------------------------------------------------------------------
Total Increase ................................................................              2,029               31,185
Net Assets:
Beginning of Period ...........................................................            184,269              153,084
---------------------------------------------------------------------------------------------------------------------------
End of Period (including undistributed/(distributions in excess of) net
investment income of U.S.$1,907 and U.S.$(269), respectively) .................     U.S.$  186,298     U.S.$    184,269
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                                                                          SIX MONTHS ENDED
                                                                                                          JUNE 30, 2000
                                                                                                           (UNAUDITED)
STATEMENT OF CASH FLOWS                                                                                        (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
Proceeds from Sales of Investments .................................................................     U.S. $  290,080
Purchases of Investments ...........................................................................            (286,442)
Net Decrease in Short-Term Investments .............................................................               3,296
Net Realized Loss on Foreign Currency Transactions .................................................              (2,525)
Investment Income ..................................................................................              11,622
Interest Expense Paid ..............................................................................                (985)
Operating Expenses Paid ............................................................................              (1,749)
---------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Investing and Operating Activities ............................................              13,297
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash Paid for Reverse Repurchase Agreements ........................................................              (4,432)
Cash Distributions Paid ............................................................................             (11,604)
Net Cash Received from Bank ........................................................................               1,800
---------------------------------------------------------------------------------------------------------------------------
Net Cash Used for Financing Activities .............................................................             (14,236)
---------------------------------------------------------------------------------------------------------------------------
Net Decrease in Cash ...............................................................................                (939)
CASH AT BEGINNING OF PERIOD ........................................................................                 939
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD ..............................................................................     U.S. $       --
===========================================================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income ..............................................................................     U.S. $   12,096
Proceeds from Sales of Investments .................................................................             290,080
Purchases of Investments ...........................................................................            (286,442)
Net Decrease in Short-Term Investments .............................................................               3,296
Net Realized Loss on Foreign Currency Transactions .................................................              (2,525)
Net Increase in Receivables Related to Operations ..................................................               1,157
Net Decrease in Payables Related to Operations .....................................................                (127)
Accretion/Amortization of Discounts and Premiums ...................................................              (4,238)
---------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Investing and Operating Activities ............................................     U.S. $   13,297
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                     SIX MONTHS
AND RATIOS:                                    ENDED                             YEARS ENDED DECEMBER 31,
                                           JUNE 30, 2000  --------------------------------------------------------------------------
                                            (UNAUDITED)         1999          1998           1997          1996            1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....   U.S.$   8.36  U.S.$   7.01   U.S.$  15.21   U.S.$  17.31   U.S.$  12.40  U.S.$  12.23
------------------------------------------------------------------------------------------------------------------------------------
Offering Costs ..........................             --            --             --             --             --         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ...................           0.55          1.09           1.27           1.34           1.75          1.76
Net Realized and Unrealized Gain
(Loss) on Investments ...................          (0.01)         1.27          (5.12)          1.27           4.24          1.16
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ........           0.54          2.36          (3.85)          2.61           5.99          2.92
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ...................          (0.45)        (1.00)         (1.39)         (1.27)         (1.08)        (1.69)
In Excess of Net Investment Income ......             --         (0.01)         (0.02)            --             --         (0.03)
Net Realized Gain .......................             --            --             --          (3.44)            --            --
In Excess of Net Realized Gain ..........             --            --          (2.94)            --             --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions .....................          (0.45)        (1.01)         (4.35)         (4.71)         (1.08)        (1.72)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
Rights Offering .........................             --            --             --             --             --         (1.01)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........   U.S.$   8.45  U.S.$   8.36  U.S.$    7.01   U.S.$  15.21   U.S.$  17.31  U.S.$  12.40
====================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ...   U.S.$   7.06  U.S.$   6.81  U.S.$    7.19   U.S.$  15.38   U.S.$  15.13  U.S.$  12.50
====================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value ............................          10.13%         8.55%        (32.04)%        40.81%         30.86%        37.48%+
Net Asset Value (1) .....................           7.21%        36.58%        (33.00)%        21.71%         50.98%        26.85%+
====================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ...   U.S.$186,298  U.S.$184,269   U.S.$153,084   U.S.$327,556   U.S.$372,644  U.S.$266,295
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .           2.75%*        2.28%          2.75%          2.27%          2.59%         1.89%
Ratio of Expenses Excluding Interest
Expense and Country Tax Expense to
Average Net Assets ......................           1.37%*        1.35%          1.47%          1.51%          1.38%         1.50%
Ratio of Net Investment Income to
Average Net Assets ......................          12.85%*       14.53%         12.50%          8.80%         12.14%        15.21%
Portfolio Turnover Rate .................            153%          178%           308%           361%           373%          348%
------------------------------------------------------------------------------------------------------------------------------------

   * Annualized.
   + This return does not include the effect of the rights issued in connection with the Rights Offering.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counter party to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At June 30, 2000, the Fund had reverse repurchase agreements outstanding with Lehman Brothers and J.P. Morgan as follows:

                                                       MATURITY IN
                                                        LESS THAN
                                                        365 DAYS
                                                      -------------
Value of Securities Subject to
  Repurchase ......................................   $  46,128,000
Liability Under Reverse
  Repurchase Agreement ............................   $  34,355,000
Interest Rate .....................................           6.875%

The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2000 was approximately $8,574,000 at a weighted average interest rate of 5.77%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAP AGREEMENTS: A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and pro vide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underly ing the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the coun terparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

12. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six month period ended June 30, 2000, the Fund's investments in the derivative instruments described above only included foreign currency exchange contracts, securities sold short and structured securities.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. During the six month period ended June 30, 2000, the Fund made purchases and sales totaling approximately $318,010,000 and $309,863,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was approximately $226,017,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $4,696,000, of which $10,654,000 related to appreciated securities and $5,958,000 related to depreciated securities. At December

31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $106,955,000 available to offset future capital gains, of which $93,820,000 will expire on December 31, 2006 and $13,135,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

F. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan totaled $77,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During June 2000, the Board of Directors declared a distribution of $0.21 per share, derived from net investment income, payable on July 14, 2000, to shareholders of record on June 30, 2000.

                       I. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                            VOTES IN       VOTES         VOTES
PROPOSAL:                                                                   FAVOR OF      AGAINST      ABSTAINED
---------                                                                  ----------     -------      ---------
1.  To elect the following Directors:  Andrew McNally IV ................. 19,831,274     281,154          --
                                       Frederick O. Robertshaw ........... 19,842,281     270,147          --
                                       Harold J. Schaaff, Jr. ............ 19,824,425     288,003          --
                                       Fergus Reid ....................... 19,812,333     300,095          --
                                       Graham E. Jones ................... 19,840,014     272,414          --
                                       John D. Barrett II ................ 19,832,102     280,326          --
                                       Samuel T. Reeves .................. 19,801,555     310,873          --
                                       Gerard E. Jones ................... 19,824,541     287,887          --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                            VOTES IN       VOTES         VOTES
PROPOSAL:                                                                   FAVOR OF      AGAINST      ABSTAINED
---------                                                                  ----------     -------      ---------
2.  To ratify the selection of Ernst & Young LLP as independent
    accountants of the Fund .............................................. 19,390,895      48,845        67,694

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                     Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. Boston Equiserve
                     Dividend Reinvestment Unit
                     P.O. Box 1681
                     Boston, MA 02105-1681
                     1-800-730-6001